THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund's Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the "Manager"), an indirectly wholly owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa SB Investments (Singapore) Ltd. (formerly, Daiwa International Capital Management (Singapore) Ltd.) provides the Manager with advice regarding investments.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges. The Fund's NYSE trading symbol is "SGF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by calling (800) 933-3440 or
(201) 915-3020.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to the Fund's Manager in Singapore at (011-65) 536-9490, or to the Fund at (800) 426-5523 or
(781) 575-2000. Inquiries concerning your share account should be directed to the Fund at the latter number noted above. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

RESTRICTION ON BENEFICIAL OWNERSHIP BY SINGAPORE RESIDENTS

    The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund's issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund's Board of Directors has restricted, and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in the Fund's shares through the State Street Bank and Trust Company (the "Plan Agent"). A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling
(800) 426-5523 or (781) 575-2000, or by writing The Singapore Fund, Inc.,
c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION  (CONCLUDED)
--------------------------------------------------------------------------------

    A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, no action is required on your part, as you are AUTOMATICALLY ENROLLED by the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may participate directly in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? The Plan also allows shareholders to make optional cash investments in Fund shares semi-annually through the Plan Agent in any amount from $100 to $3,000. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market twice a year, on or about February 15th and August 15th. Plan participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the applicable date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less that two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent. For purchases from voluntary cash payments, participants must pay a nominal service fee of $0.75 for each investment in addition to a pro rata portion of the brokerage commission.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participants subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

                                                                December 6, 1999
DEAR SHAREHOLDERS,

    We are pleased to present the Annual Report of The Singapore Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1999.

STOCK MARKET REVIEW

    For the year ended October 31, 1999, the Singapore market, as measured by the DBS50 Index (the "DBS50"), rose by 69.97% in USD terms. The Malaysian, Thai, Philippine and Indonesian markets rose by 83.28%, 13.66%, 16.59% and 119.86%, respectively.

    The Asian currency crisis that started in Thailand in July 1997, snowballed into an emerging markets crisis, and finally threatened the global financial markets by September 1998, was finally reversed by aggressive policy responses from the OECD governments. Interest rates were cut and financial aid packages were assembled to shore up confidence in the emerging economies. Against this background, the global banking system eventually stabilized. A remarkable recovery in global financial markets then unfolded. In Asia, strong current account surpluses, accumulated through the collapse in domestic demand during the recession, helped to stabilize the currencies, while the now-benign global interest rate environment allowed governments to pursue reflationary monetary and fiscal policies. With abundant liquidity in the global markets, Asian stock markets took off in anticipation of a sharp Asian economic recovery.

    Other than a short consolidation in early 1999 following the Brazilian currency devaluation and speculation on China's currency peg, Asian markets continued their rallies right through the first half of 1999. Stronger-than-expected economic recoveries, fueled by easy monetary and fiscal policies which were now endorsed by the International Monetary Fund (IMF), triggered further flows of funds back into Asia and helped propel the Asian markets higher. By the second half of 1999, the surprisingly strong showing of the U.S. and Japanese economies, coupled with a big jump in commodity prices and most notably oil prices, raised inflationary concerns. This led to a hefty rise in long-term U.S. interest rates and stopped the global markets' rallies in their tracks.

    The Singapore stock market followed the Asian trend in general. Being less affected by economic crisis, the Singapore economy produced a sharp recovery in the first half of 1999. Furthermore, the cost-cutting measures introduced in 1998 were now taking effect and evidenced by the first half profits of Singapore companies. The final key element in the strong stock market performance was the increasing recognition of shareholders' value. Issues of efficient allocation and use of capital--return on capital versus the cost of capital--and other value-added measures had come into focus during the regional crisis. Led by the government-linked companies, other Singapore companies took to addressing shareholders' interests to ensure better performance in the future. Examples of initiatives taken include the removal of dual listings, the introduction of share buy-backs, disposal of non-core assets, and improved corporate transparency with management stating objectives in financial terms.

    The other ASEAN markets produced mixed performances. Malaysia successfully engineered a recapitalization of the banking sector and a swift economic recovery, despite doubts on its closed capital account policy. Furthermore, an impending inclusion back into the Morgan Stanley Capital Indices (MSCI) added buoyancy to its market. Indonesia has emerged from its economic and political crisis with a new leadership that seems to inspire confidence in the local population, and in foreign investors as well. This new confidence is well reflected in the currency and stock market performances. On the other hand, Thailand has lagged behind, largely due to

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
its inability to successfully recapitalize its banks and restructure its companies. Investors have been disappointed with on-going rights issues that show little signs of abating. The Philippines emerged from the crisis largely unscathed, but stronger performance has been hampered by diminishing confidence in the current political and economic administration to effectively bring the economy to a higher level of productivity. Genuine corporate restructuring has also been lacking, partly from the absence of government initiatives and partly from a lack of any urgent need to restructure.

    Toward the end of the year, the Singapore market has also benefited from investors' worries about Y2K and their decisions to move funds from the emerging markets, like Thailand and the Philippines, to the local bourse.

FUND PERFORMANCE

    As of October 31, 1999, the Fund's net asset value ("NAV") per share was
10.07 USD. This represents an increase of 44.30% from the NAV per share 7.09 USD at the end of the previous year, assuming, the reinvestment of a dividend of
0.105 USD paid in January 1999. The Fund under-performed by 24.77% against the DBS50, which rose by 69.07% during the year.

    During the year, the under-performance of the Fund against its DBS50 benchmark was mainly due to the local/foreign tranches issue. The local tranches had outperformed the foreign tranches by an average of 75% absolute return in the year. The best performing bank was DBS Bank, with its local and foreign tranches returning 243% and 114%, respectively. In addition, the other banking stocks purchased by the Fund to maintain the Fund's weightings in the banking sector did not do as well. This included the Thai and Philippine banking stocks purchased for the Fund in the year. Overall, the Fund's first moves into the Thai and Philippine stock markets during the year did not contribute towards portfolio performance. The local/foreign tranches cease to be an issue in the new financial year.

    Below is a table of the Fund's investment performance for the year and three years ended October 31, 1999 and for the period since inception on July 31, 1990 through October 31, 1999.

                                                                  3 YEAR            SINCE INCEPTION
                                                           --------------------   --------------------
             TO OCTOBER 31, 1999                1 YEAR      CUMM      PER ANNUM    CUMM      PER ANNUM
Singapore Fund................................    44.30%    (10.96)%    (3.79)%     51.00%      4.56%
DBS50.........................................    69.97%     10.53%      3.39%      59.50%      5.18%
MSCI Singapore Free...........................    56.14%    (18.81)%    (6.71)%     59.34%      5.17%

    The Fund has invested about 15% of its total investment portfolio in the markets of Thailand (11%) and Philippines (4%) during the year. Below is a table of the Fund's investment performance statistics against the wider mandate of investing in ASEAN markets, as measured for the same periods.

                                                                  3 YEAR            SINCE INCEPTION
                                                           --------------------   --------------------
             TO OCTOBER 31, 1999                1 YEAR      CUMM      PER ANNUM    CUMM      PER ANNUM
Singapore Fund................................    44.30%    (10.96)%    (3.79)%     51.00%      4.56%
Kuala Lumpur CI...............................    83.28%    (57.72)%   (24.95)%    (16.45)%    (1.98)%
Bangkok SET...................................    13.66%    (71.29)%   (34.03)%    (76.59)%   (14.90)%
Philippines CI................................    16.59%    (55.04)%   (23.39)%     23.88%      2.41%
Jakarta CI....................................   119.86%    (64.33)%   (29.08)%    (73.98)%   (13.89)%

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

ECONOMIC PERFORMANCE

    The Singapore economy continued to grow at a robust pace in the third quarter of 1999. Overall 1999 growth was a healthy 6.7%, unchanged from the second quarter. On a quarter-on-quarter basis, growth declined slightly by 0.9%, primarily due to the marked slowdown in the financial services sector, as stock market activity eased after the blistering pace in the second quarter. All major sectors except construction posted positive growth in the third quarter. Powered by the manufacturing sector, the goods-producing industries expanded by 7.5%. The services-producing industries grew by 5.3% on the back of the continued regional recovery and improvement in domestic demand.

SINGAPORE GROSS DOMESTIC PRODUCT AT 1990 MARKET PRICES

                                                                   1998                                      1999
                                                   -----------------------------------------------------------------------------

                                                      3Q            4Q          ANNUAL          1Q            2Q            3Q
                                                   -----------------------------------------------------------------------------
                                                                           PERCENTAGE CHANGE YEAR-ON-YEAR
Total                                                (2.1)         (1.1)          0.3           0.6           6.7           6.7
  Goods-Producing Industries                         (3.0)         (3.3)          0.9           1.9           6.5           7.5
    Manufacturing                                    (4.2)         (2.6)         (0.4)          6.7          14.5          16.7
    Construction                                     (0.3)         (5.7)          4.0          (9.1)        (13.3)        (15.6)
  Services-Producing Industries                      (2.0)         (0.4)         (0.3)         (0.6)          5.7           5.3
    Wholesale & Retail Trade                         (6.1)         (7.1)         (4.1)         (2.3)          6.6           9.3
    Hotels & Restaurants                             (5.1)         (1.4)         (3.3)         (1.0)          2.1           4.1
    Transport & Communications                        4.0           4.5           5.3           5.7           6.4           7.6
    Financial Services                              (11.8)         (3.2)         (8.8)         (8.6)         12.9           4.3
    Business Services                                 3.4           3.6           4.9           0.6          (0.2)          1.2

                                      Source: Singapore Department of Statistics

    Productivity growth remained positive at 6.9% in the third quarter of 1999 while business costs in the manufacturing sector fell by 12% and services cost fell by 3.3%. The consumer price index showed a slight up-tick at 0.9% year-on-year in the third quarter, in line with the economic recovery. Manufacturing investment commitments amounted to S$2.6 billion in the third quarter, for a cumulative S$6.4 billion for the three quarters of 1999.

    Non-oil domestic exports, a key indicator of economic activity, rose 9% year-on-year in the third quarter of 1999, while a healthy growth of 14% in non-oil imports indicated sustainability in manufacturing output growth. With the continued healthy outlook in the external sector, the official GDP forecast for 1999 has been narrowed to 5% from a range of 4% to 5%. The preliminary GDP forecast for 2000 is estimated at a range of 4.5% to 6.5%.

    All the other ASEAN countries produced credible economic turnarounds in the second quarter of 1999. The second half of 1999 has seen industrial production, imports and exports, and domestic consumption all showing continued improvements. Foreign reserves have been maintained at high levels while interest rates and exchange rates have remained stable. These are all ingredients for effective reflation of the economies. In the

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
longer term, however, these economies will need to improve productivity so as to encourage foreign investments. This is key to the economy, as the debt burden of the recapitalization efforts, with the exception of Singapore, will weigh on future government fiscal balances.

STOCK MARKET OUTLOOK

    The regional stock markets have performed well on the back of robust economic recoveries. Asia is still in the early phase of an economic recovery. Interest rates are expected to remain low, as inflation will remain benign, while excess capacity absorbs the improving economic activity in Asia. Strong current account surpluses in Asian countries will keep exchange rates stable and minimize the risk of another currency crisis.

    Growth through restructuring by individual companies has been a major factor in sustaining the long-running strength of the U.S. economy and stock market. As we move into the new millennium, this would be the model for the coming revival of Asian companies climbing out of the regional crisis. There are already visible signs that Asian companies are indeed restructuring non-core assets or businesses are disposed of, payroll is reduced and, in some cases, management has been replaced. The pace of restructuring may differ between the countries, but the direction has been set clearly and companies will have to match the pace or risk being left behind. Asian companies would also benefit from a drastic fall in their operating costs as a result of much lower interest costs and stable currencies that prevailed over the last twelve months. Eventually, as the regional economies build on their recovery, Asian companies would compound the benefits of improved operating margins with expanding revenues. Hence, Asian companies will see earnings growth first from cost efficiency measures and then from top line revenue growth.

    The Singapore stock market has performed exceptionally well on the back of strong economic and corporate earnings recovery. Despite the strong performance, on the valuation front, the market is currently trading on a price-to earnings ratio of 19 times on year 2000 earnings or an earnings yield of 5.3%. This compares favorably with the expected earnings growth of 20% for year 2000 and a cash yield of 2.6%. More importantly, management of major companies, particularly government-linked companies, have adopted a pro-active approach in focusing on adding shareholders' value and the efficient use of capital. Growth through mergers and acquisitions, costs rationalization, disposal of non-core assets, and focusing on core competencies are themes currently being played out in the market. These corporate actions will likely result in leaner and stronger companies, with the muscle to compete effectively on a global scale. With Asia currently in the early phase of an economic recovery, Singapore, being the regional hub, is likely to benefit further from this recovery.

PORTFOLIO STRATEGY

    Going forward, the focus for economies in Asia will be to compete in a global market where trade barriers are broken down and markets are integrated much more readily through the use of technology, including the Internet. Asian companies will need to compete not only on cheaper labor but also on higher productivity and innovation. Internet and e-commerce are increasingly becoming a fact of life and companies will do well to anticipate the challenges of e-commerce. But above all, well-managed Asian companies with outstanding vision and leadership will do extremely well in the new millennium. Only the truly outstanding companies will thrive in the face of short-term tests and stresses in the marketplace and their share prices will, in time, reflect their true worth. The marketplace is increasingly exhibiting the phenomena of 'winner takes all' and second-class companies will find it extremely hard to survive.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    Singapore is well on its way to becoming a knowledge-based economy in the 21st Century. Initiatives have begun to build an IT infrastructure to link the whole island electronically and have an IT-based education system. The recruitment of foreign talent and attraction of technology-intensive foreign companies have begun in earnest. These initiatives have been made in the effort to transform Singapore into a global hub of knowledge-driven industries, targeting the electronics, chemicals, healthcare, logistics, communications, financial and education sectors. The Fund will continue to focus on the sectors of financial services, logistics and electronics.

    In the lifecycle of nations, Singapore is about to break through to become an economic power with stability, wealth and status associated with developed nations like Switzerland. With a nation of diligent, honest and, most of all, competitive people seeking to be a first-class global nation, this prognosis is not an exaggeration. Barring unforeseen global circumstances, the Fund will ride on this prospect and produce outstanding long-term returns to the shareholders. The Fund's management is bullish on the prospect of Asia markets and, in particular, the Singapore market.

THE YEAR 2000 ISSUE

    The Fund continues to review the current status of its exposure to the Year 2000 computer issue. The Fund does not own or directly use any computers in conducting its business. Instead it relies on various service providers to conduct its business and its service providers may use or depend on computers to provide services to the Fund. Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly address this problem prior to January 1, 2000.

    The Fund's Board of Directors has adopted a Year 2000 plan which involves:
(1) collecting information regarding the Year 2000 preparations of its service providers through a questionnaire prepared and distributed by the Fund's management, (2) assessing the information provided by the service providers, and
(3) if necessary, adopting measures to replace service providers who fail to indicate that they will become Year 2000 compliant on a timely basis. The Fund had previously reported that it had been advised by each of its service providers that each has adopted a Year 2000 plan, completed an internal assessment of its computer systems, and begun implementation of procedures to bring its mission-critical systems into Year 2000 compliance. The Fund now has received written confirmation from its service providers that each is currently Year 2000 compliant. Based on the information, management of the Fund does not anticipate that the transition to the 21st Century will have any material impact on the Fund's operations; however, management of the Fund will continue to monitor the situation. In addition, however, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 problem.

PORTFOLIO MANAGEMENT

    Mr. Tan Seng Hock was appointed as the Fund's portfolio manager in May 1996, and is responsible for the day-to-day management of the Fund's portfolio.
Mr. Tan joined DBS Asset Management Ltd., of which the Fund's Manager, DBS Asset Management (United States) Pte. Ltd. is a wholly owned subsidiary, in November 1995 as an Investment Manager. From 1987 to 1994, Mr. Tan was head of Investments at ANZ Investments Ltd. and Fund Manager-International and Strategy at Norwich Union Investment Management in New Zealand.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    The Fund's management would like to thank you for your participation in The Singapore Fund, Inc., and would be pleased to hear from you.

Sincerely,

[SIGNATURE]                                       [SIGNATURE]
MASAYASU OHI                                      RONNIE TEO HENG HOCK
CHAIRMAN OF THE BOARD                             PRESIDENT

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

-------------------------------------------
COMMON STOCKS--94.89%
--------------------------------------------------------------------------------

       SHARES                                       VALUE
---------------------                            -----------
SINGAPORE--79.76%
BANK & FINANCIAL SERVICES--14.75%
            1,000,000    Keppel Tatlee Bank
                          Ltd.++..............   $ 2,015,597
              472,500    Oversea-Chinese
                          Banking Corporation
                          Ltd. (Foreign)......     3,543,041
              913,600    Overseas Union Bank
                          Ltd.................     3,945,963
              550,000    United Overseas Bank
                          Ltd. (Foreign)*+....     4,157,169
                                                 -----------
                                                  13,661,770
                                                 -----------
COMMUNICATIONS-MEDIA--1.45%
               50,000    Singapore Press
                          Holding Ltd.
                          (Foreign)*..........       854,829
              200,000    Total Access
                          Communication Public
                          Co., Ltd.*..........       484,000
                                                 -----------
                                                   1,338,829
                                                 -----------
ELECTRICAL MACHINERY--0.16%
              199,000    Advanced Systems
                          Automation Ltd......       145,639
                                                 -----------
ELECTRICAL PRODUCTS & COMPUTERS--13.42%
            1,000,000    Datacraft Asia
                          Ltd.................     4,600,000
            9,000,000    GES International
                          Ltd.................     7,828,434
                                                 -----------
                                                  12,428,434
                                                 -----------
INDUSTRIAL--7.80%
            5,000,000    Singapore Technical
                          Engineering
                          Ltd.++..............     7,228,555
                                                 -----------
INFRASTRUCTURE COMPANIES--3.12%
            2,000,000    Neptune Orient Lines
                          Ltd.*++.............     2,891,422
                                                 -----------

       SHARES                                       VALUE
---------------------                            -----------

REAL ESTATE--4.47%
              250,000    Allgreen Properties
                          Co., Ltd.*..........   $   211,458
            1,505,000    First Capital
                          Corporation Ltd.....     1,787,582
            3,533,000    Orchard Parade
                          Holding Ltd.*.......     2,140,570
                                                 -----------
                                                   4,139,610
                                                 -----------
RETAIL--2.24%
            4,500,000    Courts (Singapore)
                          Ltd.................     2,078,584
                                                 -----------
RUBBER--0.28%
              274,000    OMNI Industrial Co.,
                          Ltd.................       259,700
                                                 -----------
SHIPYARDS--5.12%
              560,000    Jurong Shipyard
                          Ltd.++..............     2,569,886
              800,000    Keppel Corporation
                          Ltd.++..............     2,169,166
                                                 -----------
                                                   4,739,052
                                                 -----------
TELECOMMUNICATIONS--13.30%
            6,500,000    Singapore
                          Telecommunications
                          Ltd.++..............    12,321,536
                                                 -----------
TRANSPORTATION--4.47%
            1,200,000    Delgro Corporation
                          Ltd.................     4,139,172
                                                 -----------
TRANSPORTATION - AIR--7.98%
              700,000    Singapore Airlines
                          Ltd.
                          (Foreign)+,++.......     7,390,522
                                                 -----------
TRANSPORTATION - MARINE--1.20%
            1,500,000    CWT Distribution
                          Ltd.++..............     1,115,777
                                                 -----------
Total Singapore Common Stocks.................    73,878,602
                                                 -----------

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------

       SHARES                                       VALUE
---------------------                            -----------
THAILAND--11.18%
BANK & FINANCIAL SERVICES--2.63%
            3,000,000    Bank of Ayudahya
                          Company Ltd.*+......   $ 1,025,542
            1,000,000    Thai Farmers Bank -
                          Co., Ltd.
                          (Foreign)*+.........     1,406,089
                                                 -----------
                                                   2,431,631
                                                 -----------
CHEMICALS--0.89%
            2,000,000    Thai Petrochemical
                          Industries Ltd.
                          (Foreign)*+.........       825,592
                                                 -----------
ELECTRICAL PRODUCTS & COMPUTERS--1.81%
               78,750    Delta Electronic Ltd.
                          (Thailand)
                          (Foreign)+..........       637,964
              625,000    Shin Satellite Public
                          Co., Ltd.
                          (Foreign)*+.........       435,372
              148,000    Shin Corporation Ltd.
                          (Foreign)*+.........       607,121
                                                 -----------
                                                   1,680,457
                                                 -----------
FINANCE--1.63%
            1,875,000    Siam Panich Leasing
                          Ltd.
                          (Foreign)*+**.......     1,511,707
                                                 -----------
INFRASTRUCTURE COMPANIES--1.28%
            1,000,000    Italain Thai
                          Develpoment Ltd.
                          (Foreign)*+.........     1,180,341
                                                 -----------
REAL ESTATE--1.46%
            1,500,000    Land and House Ltd.
                          (Foreign)*+.........     1,354,489
                                                 -----------
PUBLISHING--0.25%
              856,703    Nation Multi Media
                          Co., Ltd.
                          (Foreign)*+.........       232,079
                                                 -----------
TELECOMMUNICATIONS--1.23%
            1,820,000    United Broadcasting
                          Corporation Ltd.
                          (Foreign)*+.........     1,138,674
                                                 -----------
Total Thailand Common Stocks..................    10,354,970
                                                 -----------

       SHARES                                       VALUE
---------------------                            -----------
PHILIPPINES--3.77%
BANK & FINANCIAL SERVICES--1.02%
               55,000    Metropolitan Bank and
                          Trust Ltd...........   $   412,191
              300,000    Equitable PCI Bank
                          Ltd.................       532,101
                                                 -----------
                                                     944,292
                                                 -----------
DIVERSIFIED--0.97%
            3,600,000    Ayala Corporation
                          Ltd.
                          (Philippines).......       899,326
                                                 -----------
ELECTRICAL PRODUCTS & COMPUTERS--0.52%
            1,600,000    Ionics Circuit
                          Incorporated
                          Ltd.*...............       479,640
                                                 -----------
REAL ESTATE--0.19%
            1,000,000    SM Prime Holding
                          Incorporated Ltd....       177,367
                                                 -----------
ELECTRONICS--0.28%
            2,000,000    Music Corporation
                          Ltd.*...............       259,805
                                                 -----------
TELECOMMUNICATIONS--0.79%
               35,000    Philippine Long
                          Distance Telephone
                          Co., Ltd............       730,077
                                                 -----------
Total Philippines Common Stocks...............     3,490,507
                                                 -----------
HONG KONG--0.18%
OTHERS--0.18%
              750,000    Tan Chong
                          International
                          Ltd.................       162,200
                                                 -----------
Total Hong Kong Common Stocks.................       162,200
                                                 -----------
Total Common Stocks (Cost--$86,710,420).......
                                                  87,886,279
                                                 -----------

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

-------------------------------------------
TIME DEPOSITS--3.73%
--------------------------------------------------------------------------------

      PRINCIPAL
       AMOUNT
        (000)                                       VALUE
---------------------                            -----------
U.S. DOLLAR--2.18%
                   38    Bank of New York,
                          2.70% due
                          11/01/99............   $    37,582
                1,980    Citibank, Singapore,
                          4.00% due
                          11/01/99............     1,979,768
                                                 -----------
Total U.S. Dollar Time Deposits...............     2,017,350
                                                 -----------
SINGAPORE DOLLAR--1.55%
                2,391    Citibank, Singapore,
                          0.50% due
                          11/01/99............     1,434,498
                                                 -----------
Total Time Deposits (Cost--$3,446,536)........
                                                   3,451,848
                                                 -----------
Total Investments--98.62%
  (Cost--$90,156,956).........................    91,338,127
Other assets less liabilities--1.38%..........     1,280,720
                                                 -----------
NET ASSETS (Applicable to 9,200,840 shares of
  capital stock outstanding; equivalent to
  $10.07 per share)--100%.....................   $92,618,847
                                                 ===========

  *  Non-income producing securities.
  +  Foreign shares of the above issue are
     those held by non-Singaporean or
     non-Thai residents, as applicable.
     Ownership of such shares is generally
     limited and subject to a premium to
     local shares (those held by residents
     of Singapore or Thailand, as
     applicable).
 **  This security has been valued in good
     faith in such a manner as prescribed by
     the Fund's Board of Directors. The
     fair-valued security comprises 1.63% of
     the net assets of the Fund.
 ++  Deemed to be an affiliated issuer.

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

TEN LARGEST COMMON STOCK CLASSIFICATIONS HELD
OCTOBER 31, 1999
-------------------------------------------

                                   PERCENT OF
INDUSTRY                           NET ASSETS
--------                           ----------
Banks & Financial Services.......    18.40%
Electrical Products &
Computers........................    15.75
Telecommunications...............    15.32
Transportation--Air..............     7.98
Industrial.......................     7.80
Real Estate......................     6.12
Shipyards........................     5.12
Transportation...................     4.47
Infrastructure Companies.........     4.40
Retail...........................     2.24


TEN LARGEST COMMON STOCK
POSITIONS HELD
OCTOBER 31, 1999
-------------------------------------------

                                   PERCENT OF
ISSUE                              NET ASSETS
-----                              ----------
Singapore Telecommunications
Ltd..............................    13.30%
GES International Ltd............     8.45
Singapore Airlines Ltd.
(Foreign)........................     7.98
Singapore Technical Engineering
Ltd..............................     7.80
Datacraft Asia Ltd...............     4.97
United Overseas Bank Ltd.
(Foreign)........................     4.49
Delgro Corporation Ltd...........     4.47
Overseas Union Bank Ltd..........     4.26
Oversea-Chinese Banking
  Corporation Ltd. (Foreign).....     3.83
Neptune Orient Lines Ltd.........     3.12

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value:
    Unaffiliated securities
     (cost--$58,789,544).....................    $53,635,666
    Affiliated securities
     (cost--$31,367,412).....................     37,702,461    $ 91,338,127
                                                 -----------
  Cash denominated in foreign currency
   (cost--$1,135,133)........................                      1,110,513
  Receivable for securities sold.............                        438,330
  Interest and dividends receivable..........                         26,001
  Prepaid expenses...........................                         19,664
                                                                ------------
    Total assets.............................                     92,932,635
                                                                ------------
LIABILITIES
  Payable to investment manager..............                         57,684
  Payable to investment adviser..............                         29,201
  Payable to administrator...................                         15,678
  Accrued expenses and other liabilities.....                        211,225
                                                                ------------
    Total liabilities........................                        313,788
                                                                ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   9,200,840 shares issued and outstanding...                         92,008
  Paid-in capital in excess of par value.....                    106,874,611
  Accumulated net realized loss on
   investments...............................                    (15,504,467)
  Net unrealized appreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........                      1,156,695
                                                                ------------
    Net assets applicable to shares
     outstanding.............................                   $ 92,618,847
                                                                ============
        NET ASSET VALUE PER SHARE............                   $      10.07
                                                                ============

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends:
    Unaffiliated securities (net of
     withholding taxes of--$88,885)..........    $   572,861
    Affiliated securities (net of withholding
     taxes of--$199,251).....................        571,250    $ 1,144,111
                                                 -----------
  Interest...................................                       145,203
                                                                -----------
    Total investment income..................                     1,289,314
                                                                -----------
EXPENSES:
  Investment management fee..................                       614,027
  Investment advisory fee....................                       309,622
  Administration fee.........................                       170,286
  Custodian fees and expenses................                       142,584
  Reports and notices to shareholders........                        85,687
  Legal fees and expenses....................                        71,045
  Audit and tax services.....................                        63,200
  Osaka Securities Exchange fees and
   expenses..................................                        58,630
  Directors' fees and expenses...............                        32,723
  Insurance expense..........................                        26,619
  Transfer agency fee and expenses...........                        25,636
  Other......................................                        35,060
                                                                -----------
    Total expenses...........................                     1,635,119
                                                                -----------
NET INVESTMENT LOSS..........................                      (345,805)
                                                                -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains on investments:
    Unaffiliated securities..................     10,558,507
    Affiliated securities....................      5,815,921     16,374,428
                                                 -----------
  Net realized foreign currency transaction
   losses....................................                      (621,513)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................                    12,940,708
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments, cash and other
   assets and liabilities denominated in
   foreign currency..........................                       (10,312)
                                                                -----------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................                    28,683,311
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................                   $28,337,506
                                                                ===========

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE YEARS ENDED
                                                                      OCTOBER 31,
                                                               --------------------------
                                                                   1999          1998
                                                               ------------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)..............................   $   (345,805)  $   855,187
  Net realized gain (loss) on:
    Investments.............................................     16,374,428   (23,079,819)
    Foreign currency transactions...........................       (621,513)       98,485
  Net change in unrealized appreciation (depreciation) on:
    Investments in equity securities........................     12,940,708    13,647,260
    Translation of short-term investments and other assets
     and liabilities denominated in foreign currency........        (10,312)      237,484
                                                               ------------   -----------
  Net increase (decrease) in net assets resulting from
   operations...............................................     28,337,506    (8,241,403)
                                                               ------------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................       (965,499)      --
                                                               ------------   -----------
FROM CAPITAL STOCK TRANSACTIONS:
  Reinvestment of dividends.................................         36,837       --
                                                               ------------   -----------
  Net increase (decrease) in net assets.....................     27,408,844    (8,241,403)
NET ASSETS:
  Beginning of year.........................................     65,210,003    73,451,406
                                                               ------------   -----------
  End of year...............................................   $ 92,618,847   $65,210,003
                                                               ============   ===========

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on
May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. During the year ended October 31, 1999, the Fund was subject to withholding tax, ranging from 10% to 26%, on certain income from its investments.

    The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISOR

    The Fund has entered into an Investment Management Agreement (the "Management Agreement") with DBS Asset Management (United States) Pte. Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first
$50 million of the Fund's average weekly net assets and 0.66% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Fund. During the year ended October 31, 1999, no such expenses were paid to the Manager. During the year ended October 31, 1999, there were no brokerage commissions paid by the Fund to affiliates of the Manager, in connection with portfolio transactions.

    The Fund has entered into an Investment Advisory Agreement dated, April 1, 1999 (the "Advisory Agreement"), with Daiwa SB Investments (Singapore) Limited (formerly, Daiwa International Capital Management (Singapore) Ltd. (the "Adviser"), which provides general and specific investment advice to the Manager with respect to the Fund's assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets and 0.34% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the year ended October 31, 1999, no such expenses were paid to the Adviser. During the year ended October 31, 1999, brokerage commissions of $583,389 were paid by the Fund to Daiwa Securities (Singapore), an affiliate of the Adviser, in connection with portfolio transactions. The Investment Advisory Agreement became effective on April 1, 1999 when a change of control with respect to the ultimate parent company of the Investment Adviser occurred.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During the year ended October 31, 1999, there were no out-of-pocket expenses incurred by the Administrator.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States. DSTC has appointed The Development Bank of Singapore, Ltd. ("DBS Bank"), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the year ended October 31, 1999, DSTC earned $19,351 and DBS Bank earned $97,860 from the Fund for their respective custodial services.

    At October 31, 1999, the Fund owed to DSTC $15,678 and $63,212 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totalling $61,656.

    During the year ended October 31, 1999, the Fund paid or accrued $65,570 for legal services, in connection with the Fund's on-going operations, to a law firm of which an Assistant Secretary of the Fund is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at October 31, 1999 was $87,003,992, excluding $3,446,536 of short term interest-bearing investments. At October 31, 1999, the net unrealized

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------
appreciation on investments, excluding short-term securities, of $882,287 was composed of gross appreciation of $10,194,847 for those investments having an excess of value over cost, and gross depreciation of $9,312,560 for those investments having an excess of cost over value. For the year ended October 31, 1999, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $170,421,098 and $148,982,958, respectively.

    During the year ended October 31, 1999, the Fund utilized $15,837,768 in carryover capital loss from prior periods to offset net gains realized in the fiscal year. At October 31, 1999, the Fund had a remaining capital loss carryover of $15,210,895, which expires in the year 2006.

    At October 31, 1999, the Fund made capital account reclassifications due to permanent book/tax differences. The Fund reclassified $621,513 from accumulated net realized loss on investments to accumulated net investment loss as result of permanent book/tax differences, primarily relating to net realized foreign currency losses. The Fund also reclassified $979,143 from accumulated net investment loss to paid-in-capital in excess of par value, primarily relating to a net operating loss for the year ended October 31, 1999.

CONCENTRATION OF RISK

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. During the year ended October 31, 1999, 5,553 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends.

    Of the 9,200,840 shares outstanding at October 31, 1999, Daiwa Securities America Inc., an affiliate of the Adviser and DSTC, owned 14,460.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each fiscal year is presented below:

                                                                       FOR THE YEARS ENDED OCTOBER 31,
                                                          ----------------------------------------------------------
                                                             1999         1998        1997        1996        1995
                                                          ----------    --------    --------    --------    --------
Net asset value, beginning of year......................   $ 7.09       $ 7.99      $ 12.59     $ 13.42     $ 18.49
                                                           --------     -------     -------     -------     -------
Net investment income (loss)............................    (0.04)        0.09       (0.04)      (0.07)      (0.07)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions..........     3.13        (0.99)      (4.18)       0.21       (1.43)
                                                           --------     -------     -------     -------     -------
Net increase (decrease) in net asset value resulting
 from operations........................................     3.09        (0.90)      (4.22)       0.14       (1.50)
                                                           --------     -------     -------     -------     -------
Less: dividends and distributions to shareholders
  Net realized gains from investments and foreign
   currency transactions................................    (0.11)         --        (0.38)      (0.97)      (2.89)
                                                           --------     -------     -------     -------     -------
Dilutive effect of rights offering......................      --           --          --          --        (0.64)
                                                           --------     -------     -------     -------     -------
Offering costs charged to paid-in capital in excess of
 par value..............................................      --           --          --          --        (0.04)
                                                           --------     -------     -------     -------     -------
Net asset value, end of year............................   $10.07       $ 7.09      $ 7.99      $ 12.59     $ 13.42
                                                           ========     =======     =======     =======     =======
Per share market value, end of year.....................   $ 8.938      $ 6.375     $ 8.750     $ 12.125    $ 13.500
                                                           ========     =======     =======     =======     =======
Total investment return:
  Based on market price at beginning and end of year,
   assuming reinvestment of dividends*..................    42.44  %    (27.14)%    (25.51)%     (3.54)%     (6.89)%
  Based on net asset value at beginning and end of year,
   assuming reinvestment of dividends*..................    44.30  %    (11.26)%    (34.49)%      0.76 %    (10.06)%
Ratios and supplemental data:
  Net assets, end of year (in millions).................  $ 92.6        $ 65.2      $ 73.5      $115.6      $122.9
  Ratios to average net assets of:
    Expenses............................................     1.97  %      2.23 %      1.87 %      1.85 %      2.01 %
    Net investment income (loss)........................    (0.42) %      1.38 %     (0.29)%     (0.48)%     (0.49)%
  Portfolio turnover....................................   201.76  %    208.56 %     78.74 %     62.78 %     62.85 %

-----------------------------------------------------------------
  *  For the year ended October 31, 1995, the total investment return includes the benefit of shares resulting from the
     exercise of the rights.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Singapore Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Singapore Fund, Inc. (the "Fund") at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 6, 1999

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

TAX INFORMATION
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end
(October 31, 1999) as to the federal tax status of any distributions received by you during such fiscal year. There were no dividend payments or foreign tax credits with respect to the fiscal year 1999.

    As previously reported, on December 3, 1998, the Board of Directors of the Fund had declared a total distribution of $0.1050 per share which represented a dividend from net investment income. This dividend was taxable with respect to fiscal year 1998.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On September 16, 1999, the Annual Meeting of Stockholders of The Singapore Fund, Inc. (the "Fund") was held and the following matters were voted upon and passed.

(1) Election of two Class II Directors to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2002, and the election of one Class III Director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2000.

                  NUMBER OF SHARES/VOTES
                  ----------------------
                                            PROXY AUTHORITY
      CLASS II            VOTED FOR            WITHHELD
      --------            ---------         ---------------
Alfred C. Morley          7,005,459             196,034
Ronnie Teo Heng Hock      6,997,944             203,549
     CLASS III
     ---------
Masayasu Ohi              7,000,644             200,849

    In addition to the three Directors elected or re-elected at the Meeting, David G. Harmer and Oren G. Shaffer were the other members of the Board who continued to serve as Directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending October 31, 1999.

                     NUMBER OF SHARES/VOTES
                     ----------------------
                                               PROXY AUTHORITY
     VOTED FOR            VOTED AGAINST           WITHHELD
     ---------            -------------        ---------------
     7,067,418               112,162               21,913

(3) The approval of the new Investment Advisory Agreement between the Fund and Daiwa SB Investments (Singapore) Ltd., including the payment of fees and expenses from April 1, 1999 to the date the new Investment Advisory Agreement is approved.

                     NUMBER OF SHARES/VOTES
                     ----------------------
                                               PROXY AUTHORITY
     VOTED FOR            VOTED AGAINST           WITHHELD
     ---------            -------------        ---------------
     6,915,245               231,741               54,507

----------------------------------------
BOARD OF DIRECTORS
Masayasu Ohi, CHAIRMAN
David G. Harmer
Ronnie Teo Heng Hock
Alfred C. Morley
Oren G. Shaffer
--------------------------------------------
OFFICERS

Ronnie Teo Heng Hock
PRESIDENT
Daniel F. Barry
VICE PRESIDENT & SECRETARY
Sean J. Peters
TREASURER
John A. Koopman
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
Judy Runrun Tu
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.
  (formerly, Daiwa International
  Capital Management (Singapore) Ltd.)

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                      THE
                                   SINGAPORE
                                   FUND, INC.

                                     [LOGO]

                                 Annual Report
                                October 31, 1999